EX-35.3
(logo) SPS  SELECT
            Portfolio
            SERVICING, inc.


Agreement: See Schedule of Agreements

Dated: See Attached Schedule

ANNUAL STATEMENT AS TO COMPLIANCE

In accordance with the applicable section in each of the Pooling and Servicing Agreements specified:

i. a review of the activities of the Servicer during the year ended December 31, 2012 and of performance under this Agreement has been made under such officers' supervision; and
ii. to the best of such officers' knowledge, based on such review, SPS, in its capacity as the Servicer, Special Servicer or Modification Oversight Agent has fulfilled all of its obligations and no default has occurred under this Agreement throughout such year.


February 22, 2013


/s/ Timothy J. O'Brien
Timothy J. O'Brien
President
Select Portfolio Servicing, Inc.


3815 South West Temple | Salt Lake City, Utah 84115| telephone (801) 293-1881| web www.spservicing.com


(page)


Schedule of Agreements

Sale and Servicing Agreement among ITLA Mortgage Loan Securitization 2002-1, L.L.C., Issuer, ITLA Capital Corporation, Seller and Master Servicer, Fairbanks Capital Corp., Servicer, Wells Fargo Bank Minnesota, National Association, Trustee and Wells Fargo Bank Minnesota, National Association, Backup Servicer 3/1/2002

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc., Seller, Wells Fargo Bank Minnesota N.A., Master Servicer and Trust Administrator, Washington Mutual Mortgage Securities Corp., Seller and Servicer, Greenpoint Mortgage Funding, Inc., Seller and Servicer, Fairbanks Capital Corp., Servicer and Special Servicer, and U.S. Bank, National Association, Trustee-Pooling and Servicing Agreement-CSFB Mortgage-Backed Pass-through Certificates, Series 2003-AR30
12/1/2003

Assignment and Assumption Agreement by and among Fidelity Funding Mortgage Corp., Fairbanks Capital Corp., and Cargill Financial Services Corporation relating to Fidelity Funding Home Equity Loan Trust 1997-1
6/1/1999

Fairbanks Capital Corp. as Servicer, Lehman Capital as Seller and Wells Fargo Bank, MN NA, as Master Servicer -Amortizing Residential Collateral Mortgage Pass-Through Certificates, Series 2001-BC6
10/1/2001

Pooling and Servicing Agreement -Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Fairbanks Capital Corp., Servicer, and Wells Fargo Bank Minnesota NA, Trustee-Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2
5/1/2002

Servicing Agreement Among DLJ Mortgage Capital, Inc. and Credit Suisse First Boston Financial Corporation, as Owners and Fairbanks Capital Corp., as Servicer -Residential Mortgage Loans (for the Reconstituted Servicing Agreement between Hudson City Savings Bank, Purchaser, DLJ Mortgage Capital, Inc., Seller, Select Portfolio Servicing, Inc, Servicer and Universal Master Servicing, LLC, Master Servicer)
8/14/2002

Financial Asset Securities Corp., Depositor Fairbanks Capital Corp., Servicer and Wells Fargo Bank Minnesota, National Association, Trustee -Pooling and Servicing Agreement -First Franklin Mortgage Loan Trust 2002-FFA
9/1/2002

Financial Asset Securities Corp., Depositor, Fairbanks Capital Corp., Servicer and Wells Fargo Bank Minnesota National Association, Trustee-Pooling and Servicing Agreement -First Franklin Mortgage Loan Trust 2003-FF1
4/1/2003

(page)


Schedule of Agreements


Asset Backed Securities Corporation, Depositor, Fairbanks Capital Corp., Servicer and Wells Fargo Bank Minnesota, NA, Trustee-Pooling and Servicing Agreement-Asset Backed Securities Corporation Home Equity Loan Trust 2003-HEl 1/1/2003

Select Portfolio Servicing, Inc. as servicer in trust for ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 and DB Structured Products, Inc., Owner-Servicing Agreement -Fixed Rate And Adjustable Rate Mortgage Loans 11/1/2004

ACE Securities Corp., Depositor, Ocwen Federal Bank FSB, A Servicer Option One Mortgage Corporation, A Servicer, Select Portfolio Servicing, Inc., A Servicer, Wells Fargo Bank, N.A., Master Servicer And Securities Administrator and HSBC Bank USA, National Association, Trustee-Pooling And Servicing Agreement-ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD1, Asset Backed Pass-Through Certificates
1/1/2005

Select Portfolio Servicing, Inc., Servicer and DB Structured Products, Inc., Owner-Servicing Agreement-Fixed Rate And Adjustable Rate Mortgage Loans-Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1
1/1/2005

Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Select Portfolio Servicing, Inc., Servicer, Wells Fargo Bank, N.A., Master Servicer and U.S. Bank National Association, Trustee-Pooling And Servicing Agreement-Asset Backed Securities Corporation Home Equity Loan Trust, Series NC 2005-HE4
5/1/2005

Select Portfolio Servicing, Inc., Servicer and DB Structured Products, Inc., Owner-Servicing Agreement-Fixed Rate And Adjustable Rate Mortgage
Loans-Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-3
1/1/2005

Select Portfolio Servicing, Inc., Servicer and DB Structured Products, Inc., Owner-Servicing Agreement -Fixed Rate And Adjustable Rate Mortgage Loans -ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD2
1/1/2005

Nomura Home Equity Loan, Inc., Depositor, Nomura Credit & Capital, Inc., Seller, Select Portfolio Servicing, Inc., a Servicer, Option One Mortgage Corporation, a Servicer, Countrywide Home Loans Servicing LP, a Servicer, Wells Fargo Bank, National Association, Master Servicer and Securities Administrator and HSBC Bank USA, National Association, Trustee -Pooling and Servicing Agreement-Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-HE1
10/1/2005

(page)



Schedule of Agreements

Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Select Portfolio Servicing, Inc., Servicer, Mortgageramp Inc., Loan Performance Advisor, U.S. Bank National Association, Trustee and Wells Fargo Bank, N.A., Master Servicer, Paying Agent And Swap Administrator-Pooling and Servicing Agreement-Asset Backed Securities Corporation Home Equity Loan Trust, Series NC 2005-HE8
10/1/2005

Select Portfolio Servicing, Inc., Servicer and DB Structured Products, Inc., Owner-Servicing Agreement -Fixed Rate and Adjustable Rate Mortgage Loans -Deutsche Alt-A Securities Inc. Mortgage Loan Trust, Series 2006-AF1 3/1/2006

Select Portfolio Servicing, Inc., Servicer and DB Structured Products, Inc., Owner-Servicing Agreement -Fixed Rate and Adjustable Rate Mortgage Loans -ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1
2/28/2006

GS Mortgage Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Select Portfolio Servicing, Inc., Servicer, Avelo Mortgage, L.L.C., Servicer, J.P. Morgan Trust Company, National Association, Custodian, U.S. Bank National Association, Custodian, Deutsche Bank National Trust Company, Custodian, LaSalle Bank National Association, Trustee, and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator-Pooling and Servicing Agreement-GSAMP Trust 2006-HE3
5/1/2006

Select Portfolio Servicing, Inc., Servicer and DB Structured Products, Inc., Owner - Servicing Agreement-Fixed Rate and Adjustable Rate Mortgage Loans-ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2
5/31/2006

GS Mortgage Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Select Portfolio Servicing, Inc., Servicer, Avelo Mortgage, L.L.C., Servicer, J.P. Morgan Trust Company, National Association, Custodian, U.S. Bank National Association, Custodian, Deutsche Bank National Trust Company, Custodian, LaSalle Bank National Association, Trustee and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator-Pooling And Servicing Agreement-GSAMP Trust 2006-HE4
6/1/2006

GS Mortgage Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Select Portfolio Servicing, Inc., Servicer, Avelo Mortgage, L.L.C., Servicer, J.P. Morgan Trust Company, National Association, Custodian, U.S. Bank National Association, Custodian, Deutsche Bank National Trust Company, Custodian, LaSalle Bank National Association, Trustee, and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator-Pooling and Servicing Agreement-GSAMP Trust 2006-HE5
8/1/2006

(page)


Schedule of Agreements

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Banco Popular De Puerto Rico, Servicer, Select Portfolio Servicing, Inc., Servicer and Special Servicer, and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement-CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-9
10/1/2006

Select Portfolio Servicing, Inc., Servicer and DB Structured Products, Inc., Owner-Servicing Agreement -Fixed Rate And Adjustable Rate Mortgage Loans -ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD3
10/31/2006

Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Nationstar Mortgage LLC, Servicer, Select Portfolio Servicing, Inc., Servicer, Wells Fargo Bank, N.A., Master Servicer and Trust Administrator, Officetiger Global Real Estate Services Inc., Loan Performance Advisor and U.S. Bank National Association, Trustee -Pooling And Servicing Agreement -Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6 11/1/2006

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer and Trust Administrator, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent, Washington Mutual Mortgage Securities Corp., Servicer, and U.S. Bank National Association, Trustee -Series Supplement to Standard Terms of Pooling and Servicing Agreement -Adjustable Rate Mortgage Trust 2007-1
2/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer and Trust Administrator, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent, and U.S. Bank National Association, Trustee-Series Supplement to Standard Terms of Pooling and Servicing Agreement -Adjustable Rate Mortgage Trust 2007-2
5/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Banco Popular De Puerto Rico, Servicer, Greenpoint Mortgage Funding, Inc., Servicer and a Seller, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement -CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-1
1/1/2007

(page)


Schedule of Agreements

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., a Seller, Wells Fargo Bank N.A., a Servicer, Master Servicer and Trust Administrator, Greenpoint Mortgage Funding, Inc., a Servicer and a Seller, Select Portfolio Servicing, Inc., a Servicer, Special Servicer, and Modification Oversight Agent and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement-CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2
2/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal Master Servicing LLC., Servicer, Washington Mutual Mortgage Securities Corp., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement-CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
3/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal Master Servicing, LLC, Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement-CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1
4/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal Master Servicing, LLC., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer, and Modification Oversight Agent and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement-CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4
5/1/2007

Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc. Seller, Select Portfolio Servicing, Inc., Servicer, Officetiger Global Real Estate Services Inc., Loan Performance Advisor and Wells Fargo Bank, N.A., Trustee-Pooling and Servicing Agreement-Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2
5/1/2007

Financial Asset Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Wells Fargo Bank, N.A., Master Servicer and Trust Administrator and Deutsche Bank National Trust Company, Trustee -Pooling and Servicing Agreement-Soundview Home Loan Trust 2007-2
9/1/2007

(page)


Schedule of Agreements

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Banco Popular De Puerto Rico, Servicer and Back-Up Servicer, R&G Mortgage Corp., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement-CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5
7/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer and Trust Administrator, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent, and U.S. Bank National Association, Trustee-Series Supplement to Standard Terms of Pooling and Servicing Agreement-Adjustable Rate Mortgage Trust 2007-3
9/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Bank of America, National Association, Servicer, Universal Master Servicing, LLC., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer, and Modification Oversight Agent and U.S. Bank National Association, Trustee-Series Supplement to Standard Terms of the Pooling and Servicing Agreement-CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6
9/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal Master Servicing LLC., Servicer, Banco Popular De Puerto Rico, Servicer and Back-Up Servicer, Greenpoint Mortgage Funding, Inc., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee -Pooling and Servicing Agreement-CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7
1/11/2007

Aames Mortgage Investment Trust 2005-4, as Issuer, Morgan Stanley ABS Capital I Inc., As Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Aames Capital Corporation, as Servicer, Aames Investment Corporation, as Seller and Deutsche Bank National Trust Company, as Indenture Trustee-Transfer and Servicing Agreement-Aames Mortgage Investment Trust 2005-4 9/1/2005

Aames Mortgage Investment Trust 2006-1, as Issuer, Financial Asset Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Aames Funding Corporation, as Servicer, Aames Investment Corporation, as Sponsor and Deutsche Bank National Trust Company, As Indenture
Trustee-Transfer And Servicing Agreement
4/1/2006

(page)


Schedule of Agreements

Flow Mortgage Loan Servicing Rights Sale and Servicing Agreement Among Select Portfolio Servicing, Inc., as Servicer, DLJ Mortgage Capital, Inc., as Servicing Rights Purchaser, and Redwood Residential Acquisition Corporation, as Owner
5/5/2011

Assignment, Assumption and Recognition Agreement for the Sequoia Mortgage Trust 2011-2, among Redwood Residential Acquisition Corporation (the "Assignor"), Sequoia Residential Funding, Inc. (the "Depositor"), Select Portfolio Servicing, Inc., (the "Servicer"), DLJ Mortgage Capital, Inc. (the "Servicing Rights Purchaser") and U.S. Bank National Association, as trustee, servicing under the Flow Mortgage Loan Servicing Rights Sale and Servicing Agreement Among Select Portfolio Servicing, Inc., as Servicer, DLJ Mortgage Capital, Inc., as Servicing Rights Purchaser, and Redwood Residential Acquisition Corporation, as Owner
9/27/2011

Reconstituted Servicing Agreement, dated as of November 1, 2006, between Greenwich Capital Financial Products, Inc., Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, and acknowledged by Wells Fargo Bank, N.A., as trustee-HarborView Mortgage Loan Trust 2006-12 11/1/2006

Reconstituted Servicing Agreement, dated as of February 1, 2007, between Greenwich Capital Financial Products, Inc., Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, and acknowledged by Wells Fargo Bank, N.A., as trustee-HarborView Mortgage Loan Trust 2007-1
2/1/2007

Reconstituted Servicing Agreement, dated as of February 1, 2006, between Luminent Mortgage Capital, Inc., as sponsor, Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, Greenwich Capital Acceptance, Inc., as depositor, Maia Mortgage Finance Statutory Trust, as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, and acknowledged by HSBC Bank USA, National Association, as trustee-Luminent Mortgage Trust 2006-2
2/1/2006

Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer and Wells Fargo Bank, N.A., as Trustee-Pooling and Servicing Agreement-Mortgage Pass-Through Certificates, Series 2005-5
5/26/2005

Banc of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer and Wells Fargo Bank, N.A., as Trustee -Pooling and Servicing Agreement-Mortgage Pass-Through Certificates, Series 2005-12
12/29/2005

Page 7 of ll


(page)


Schedule of Agreements

Assignment, Assumption and Recognition Agreement for the Sequoia Mortgage Trust 2012-1, among Redwood Residential Acquisition Corporation (the "Assignor"), Sequoia Residential Funding, Inc. (the "Depositor"), Select Portfolio Servicing, Inc., (the "Servicer"), DLJ Mortgage Capital, Inc. (the "Servicing Rights Purchaser") and U.S. Bank National Association, as trustee, servicing under the Flow Mortgage Loan Servicing Rights Sale and Servicing Agreement Among Select Portfolio Servicing, Inc., as Servicer, DLJ Mortgage Capital, Inc., as Servicing Rights Purchaser, and Redwood Residential Acquisition Corporation, as Owner
1/27/2012

Credit Suisse First Boston Mortgage Securities Corp., Depositor, Wells Fargo Bank, N.A., Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., Servicer and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement -CSMC Trust 2012-CIM1
3/1/2012

Credit Suisse First Boston Mortgage Securities Corp., Depositor, Wells Fargo Bank, N.A., Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., Servicer and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement -CSMC Trust 2012-CIM2
6/1/2012

Securitized Asset Backed Receivables LLC, Depositor, Countrywide Home Loans Servicing LP, Servicer, Decision One Mortgage Company LLC, Responsible Party, and Wells Fargo Bank, National Association, Trustee-Pooling and Servicing Agreement-Securitized Asset Backed Receivables LLC Trust 2004-D01
7/1/2004

Securitized Asset Backed Receivables LLC, Depositor, Countrywide Home Loans Servicing LP, Servicer, Decision One Mortgage Company LLC, Responsible Party and Wells Fargo Bank, National Association, Trustee-Pooling and Servicing Agreement-Securitized Asset Backed Receivables LLC Trust 2004-D02
9/1/2004

Securitized Asset Backed Receivables LLC, Depositor, Countrywide Home Loans Servicing LP, Servicer, Mortgageramp Inc., Loan Performance Advisor, Fremont Investment & Loan, Responsible Party and Wells Fargo Bank, National Association, Trustee -Pooling and Servicing Agreement -Securitized Asset Backed Receivables LLC Trust 2005-FR3
7/1/2005

Securitized Asset Backed Receivables LLC, Depositor, Countrywide Home Loans Servicing LP, Servicer, Homeq Servicing Corporation, Servicer, Mortgageramp, Inc., Loan Performance Advisor, NC Capital Corporation, Responsible Party, WMC Mortgage Corp., Responsible Party and Wells Fargo Bank, National Association, Trustee-Pooling and Servicing Agreement-Securitized Asset Backed Receivables Llc Trust 2005 HE1
11/1/2005

(page)


Schedule of Agreements

Deutsche Alt-A Securities, Inc., Depositor, Wells Fargo Bank, N.A., Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and HSBC Bank USA, National Association, Trustee-Pooling and Servicing Agreement -Mortgage Pass-Through Certificates Series 2007-AB1 3/1/2007

Deutsche Alt-A Securities, Inc., Depositor and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator and HSBC Bank USA, National Association, Trustee-Pooling and Servicing Agreement-Mortgage Pass Through Certificates Series 2007-AR1
1/1/2007

Deutsche Alt-A Securities, Inc., Depositor and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator and Clayton Fixed Income Services Inc., Credit Risk Manager and HSBC Bank USA, National Association, Trustee -Pooling and Servicing Agreement-Mortgage Pass-Through Certificates Series 2007-AR2 2/1/2007

Deutsche Alt-A Securities, Inc., Depositor and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator and HSBC Bank USA, National Association, Trustee-Pooling and Servicing Agreement-Mortgage Pass-Through Certificates Series 2007-BAR1
2/1/2007

HSI Asset Securitization Corporation, Depositor, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, Deutsche Bank National Trust Company, Trustee and Officetiger Global Real Estate Services Inc., Credit Risk Manager -Pooling and Servicing Agreement-HSI Asset Securitization Corporation Trust 2007-HE1
2/1/2007

HSI Asset Securitization Corporation, Depositor, Wells Fargo Bank, N.A.,
Master Servicer, Securities Administrator and Custodian, Deutsche Bank National Trust Company, Trustee and Officetiger Global Real Estate Services Inc., Credit Risk Manager -Pooling and Servicing Agreement-HSI Asset Securitization Corporation Trust 2007-HE2
4/1/2007

HSI Asset Securitization Corporation, Depositor, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, Deutsche Bank National Trust Company, Trustee and Officetiger Global Real Estate Services Inc., Credit Risk Manager -Pooling and Servicing Agreement -HSI Asset Securitization Corporation Trust 2007-NC1
5/1/2007

(page)


Schedule of Agreements

Financial Asset Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Wells Fargo Bank, N.A., Master Servicer and Trust Administrator and Deutsche Bank National Trust Company, Trustee -Pooling and Servicing Agreement -Soundview Home Loan Trust 2007-2
9/1/2007

Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of the Bear Stearns Asset Backed Securities I Trust 2005-AC5, Asset-Backed Certificates, Series 2005-AC5, Assignee and Savannah Bank, NA dba Harbourside Mortgage Corporation, the Company
7/29/2005

Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of the Bear Stearns Asset Backed Securities I Trust 2005-AC8, Asset-Backed Certificates, Series 2005-AC8, Assignee and Savannah Bank, NA, the Company
10/31/2005

Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of the Bear Stearns Asset Backed Securities I Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1, Assignee and Savannah Bank, NA dba Harbourside Mortgage Corporation, the Company
1/31/2006

Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of the Bear Stearns Asset Backed Securities I Trust 2006-AC2, Asset-Backed Certificates, Series 2006-AC2, Assignee and Savannah Bank, NA dba Harbourside Mortgage Corporation, the Company
2/28/2006

Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Assignor, JPMorgan Chase Bank, National Association, not individually but solely as trustee for the holders of the Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Assignee and Savannah Bank, NA dba Harbourside Mortgage Corporation, the Company
8/31/2005

Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Assignor, JPMorgan Chase Bank, National Association, not individually but solely as trustee for the holders of the Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Assignee and Savannah Bank, NA dba Harbourside Mortgage Corporation, the Company
9/30/2005

(page)


Schedule of Agreements

Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Assignor, JPMorgan Chase Bank, National Association, not individually but solely as trustee for the holders of the Bear Stearns ALT-A Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1 , Assignee and Savannah Bank, NA dba Harbourside Mortgage Corporation, the Company
1/31/2006

Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Assignor, JPMorgan Chase Bank, National Association, not individually but solely as trustee for the holders of the Bear Stearns ALT-A Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2, Assignee and Savannah Bank, NA dba Harbourside Mortgage Corporation, the Company
3/1/2006

Credit Suisse First Boston Mortgage Securities Corp., Depositor, Wells Fargo Bank, N.A., Master Servicer and Securities Administrator, Select Portfolio Servicing, Inc., Servicer and Christiana Trust, A Division of Wilmington Savings Fund Society, FSB, Trustee-Pooling and Servicing Agreement-CSMC Trust 2012-CIM3
11/1/2012

ACE Securities Corp., Depositor, Wells Fargo Bank Minnesota, National Association, Master Servicer and Securities Administrator and Bank One, National Association, Trustee -Pooling and Servicing Agreement -ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3
12/1/2002

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc., Seller, Select Portfolio Servicing Inc., Wells Fargo Bank, N.A., Wilshire Credit Corporation, Servicers, Wells Fargo Bank, N.A., Master Servicer and Trust Administrator and U.S. Bank National Association, Trustee-Pooling and Servicing Agreement-CSFB Mortgage Pass-Through Certificates, Series 2004-CF2 9/1/2004

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer, Back-Up Servicer and Trust Administrator, Chase Manhattan Mortgage Corporation, Master Servicer, Washington Mutual Mortgage Securities Corp., Seller and Servicer, Fairbanks Capital Corp., Greenpoint Mortgage Funding, Inc., Servicers, Wilshire Credit Corporation, Special Servicer, and U.S. Bank National Association, Trustee -Pooling and Servicing Agreement -Mortgage-Backed Pass-Through Certificates, Series 2004-AR5
5/1/2004

Pool and Servicing Agreement-Contimortgage Home Equity Loan Trust 1999-3
6/1/1999